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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): June 17, 2009



                           BANK OF FLORIDA CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)


          Florida                       333-74997                 59-3535315
          -------                       ---------                 ----------
(State or other jurisdiction     Commission File Number       (I.R.S. Employer
     Of incorporation)                                       Identification No.)



   1185 Immokalee Road, Naples, Florida                               34110
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 (address of principal executive offices)                           (Zip Code)

                  Registrant's telephone number: (239) 254-2100
                                                 --------------

         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.  Departure of Directors or Certain  Officers;  Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 17, 2009, Francis Rooney resigned from Bank of Florida Corporation's (the "Company") Board of Directors, as well as its Executive Committee, Nominating and Corporate Governance Committee and Compensation Committee. No executive officer of the Company is aware of any disagreement between Mr. Rooney and the Company on any matter relating to the Company's operations, policies or practices.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Bank of Florida Corporation
                                                     ---------------------------
                                                     (Registrant)

Date: October 15, 2009

                                                     /s/ Tracy L. Keegan
                                                     -------------------
                                                     Tracy L. Keegan
                                                     Chief Financial Officer &
                                                     Executive Vice President